UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2026

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

110 West 44th Street,	New York,	New York	10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 17, 2026, the stockholders of Take-Two Interactive Software, Inc. (the “Company”) approved and adopted a certificate of amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). On September 18, 2026, the Company amended its Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law by filing the Certificate of Amendment with the Secretary of State of the State of Delaware, which became effective immediately upon its filing. Additional information regarding the results of the Company’s Annual Meeting is set forth below in this Report under Item 5.07.
The material terms of the Charter Amendment are described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on July 27, 2026. The foregoing description of the Certificate of Amendment is qualified in its entirety by the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 17, 2026, the Company held its Annual Meeting virtually via live audio-only webcast. As of the record date for the Annual Meeting, the Company had 186,980,443 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 159,237,889 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.
1.Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2027 and until their respective successors have been duly elected and qualified were as follows:

	For	Against	Abstain	Broker Non-Votes
Strauss Zelnick	139,267,251	4,588,247	453,167	14,929,224
Michael Dornemann	138,705,864	5,528,977	73,824	14,929,224
William "Bing" Gordon	143,990,008	247,692	70,965	14,929,224
Roland Hernandez	134,114,019	9,977,712	216,934	14,929,224
J Moses	140,577,663	3,657,985	73,017	14,929,224
Michael Sheresky	136,606,130	7,627,326	75,209	14,929,224
Ellen Siminoff	142,071,761	2,086,617	150,287	14,929,224
LaVerne Srinivasan	143,861,206	377,967	69,492	14,929,224
Susan Tolson	139,144,996	5,093,754	69,915	14,929,224
Paul Viera	143,909,447	326,301	72,917	14,929,224
Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2027 and until their respective successors have been duly elected and qualified.
2.Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
137,394,611	6,717,451	196,603	14,929,224
Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

3.Votes regarding the approval of the adoption of the Certificate of Amendment to the Restated Certificate of Incorporation were as follows:

For	Against	Abstain	Broker Non-Votes
120,430,765	23,574,236	303,664	14,929,224
Based on the votes set forth above, the Certificate of Amendment was duly approved and adopted by our stockholders.
4.Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2027, were as follows:

For	Against	Abstain	Broker Non-Votes
151,739,872	7,425,068	72,949	0
Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2027, was duly ratified by our stockholders.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:

Incorporated by Reference
Exhibit No.	Description	Form	Exhibit	Filing Date	Filed Herewith
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Take-Two Interactive Software, Inc.				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, Chief Governance Officer & Corporate Secretary

Date: September 22, 2026
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